UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05128

The Swiss Helvetia Fund, Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

Carin F. Muhlbaum

Schroder Investment Management North America Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

Registrant’s telephone number, including area code: 1-800-730-2932

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1.	Reports to Stockholders.

THE SWISS HELVETIA FUND, INC.

Dear Shareholder:

We are pleased to provide the Semi-Annual Report for The Swiss Helvetia Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2015. We would also like to take this opportunity to thank you for the trust you have placed in Schroders since we became the Fund’s investment adviser on July 1, 2014. As part of a global asset management firm with over 210 years of investment experience and approximately $487 billion in assets under management (as of June 30, 2015), we believe our investment capabilities across global, developed and emerging markets serve as a source of investment confidence.

During the reporting period, central bank policies, Grexit concerns and China’s economic uncertainty were main headlines affecting the global market, including global equities. Despite a volatile 6-month period, Swiss stocks generally faired well, outpacing global and US stocks.

In light of recent events, we expect volatility in the Swiss equity market, and in other equity markets, to persist. However, for the long-term oriented investor, we continue to believe that Switzerland is a strong choice.

Our detailed comments regarding the Swiss economy follow in our Management Discussion and Analysis. We also encourage you to visit www.swzfund.com for daily price and performance information, fund documents and investment updates. Again, we thank you for investing with us and look forward to our continued relationship.

Sincerely,

Mark A. Hemenetz, CFA

President

IMPORTANT INFORMATION CONCERNING

MANAGEMENT DISCUSSION AND ANALYSIS AND PERFORMANCE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2015. The views expressed in the Management Discussion and Analysis sections (the “MD&As”) are those of the Fund’s portfolio manager and are subject to change without notice. They do not necessarily represent the views of Schroder Investment Management North America Inc. The MD&As contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results.

THE SWISS HELVETIA FUND, INC.

Management Discussion and Analysis (as of June 30, 2015)

For the six-month period ended June 30, 2015, the performance of The Swiss Helvetia Fund, Inc. (the “Fund”), as measured by the change in value in the Fund’s net asset value (“NAV”), increased by 6.10% in US dollars. For the same period, the Fund’s share price performance increased by 5.03%, as the discount at which the Fund traded its shares widened. This compares with an increase of 6.50% in the Swiss equity markets, as measured by the Swiss Performance Index (the “Index” or “SPI”) as measured in US dollars.

Economic environment during the period under review

Global economic review

During the first half of 2015, it became apparent to us that overall global GDP growth for the entire year was unlikely to grow at the 3% level predicted by many economists. The weak performance of the US economy in the first six months of the year was a main reason behind this disappointment. In contrast, emerging economies in Asia continued to show solid growth, as predicted. Similarly, the European economy, which was driven primarily by a lower euro but also by low rates and energy prices, lived up to expectations. And, while the breakdown of Greece’s negotiations with its creditors put pressure on financial markets, as of period-end, Greece’s potential exit from the Eurozone does not appear to have had a substantial negative impact on the Eurozone’s real economy.

In terms of monetary policy, the massive quantitative easing program of the European Central Bank (“ECB”) has not caused inflationary pressures. On the other hand, earlier deflation fears have proven to be misguided within the Eurozone as the headline and core inflation rates have increased since their interim lows in January 2015. In addition, the move of German Bund yields towards zero reversed from April onwards. On January 15, 2015, the Swiss National Bank (“SNB”) abandoned its floor of the Swiss franc against the euro of 1.20. This also led to Swiss franc interest rates becoming negative—a move that has been to a large extent reversed over the remaining course of the first six months of the year.

Swiss economic review

At the time of writing, Swiss economic data was only available for the first quarter: Swiss real GDP in the first three months of 2015 declined by 0.2% (not annualized), in large part due to the exchange rate shock after the SNB abandoned a minimum floor for the EURCHF exchange rate. As a result of worsening terms of trade, goods exports (excluding valuables)—a former growth engine—fell by 2.1% (not annualized). Despite this, the State Secretariat for Economic Affairs (“SECO”) still expects full year GDP to grow by 0.8%, which we view as optimistic. The unemployment rate in March rose to 3.3% from the 3.2% that was registered at the end of the previous year.

THE SWISS HELVETIA FUND, INC.

Market environment during the period under review

In their original index currencies, European, US, global and Swiss equities all returned positive figures with European equities leading (+13.7%) and Swiss equities (+0.7%) lagging global and US equities. Notably, measured in US dollars, the SPI emerged as the leader once again, which comes as somewhat of a surprise given that Swiss companies do not appear to have fully digested the impact of the currency shock. The underperformance of two of the three defensive SPI heavyweights (Nestlé and Roche) as compared to their positions within the large cap Swiss Market Index (SMI) was a surprise. The best three industries were utilities, materials and financials. Small and mid-caps outperformed the overall SPI by approximately 0.5%.

Performance

The Fund’s performance benefited in absolute US dollar terms from some of its larger positions, such as Novartis, Syngenta, Roche, UBS and Lindt & Spruengli. A few smaller holdings were also helpful for absolute performance: Leonteq, Actelion, Basilea, Lonza and EFG. With the exception of Novartis and UBS, these stocks also contributed positively to performance compared to the return of the SPI. With respect to the Fund’s larger positions, Nestlé contributed slightly positively on an absolute basis but negatively on a relative basis due to the Fund’s underweight position. Swatch,

Sonova, Burckhardt Compression, Swiss Life and Bucher Industries were among the stocks that contributed negatively towards relative performance.

Stock selection was a positive contributor for the period under review. Overall, there was a positive effect from stock and sector allocation on the Fund’s NAV, resulting in a relative return of 1.5% in US dollars compared to the SPI, before taking into account the impact of Fund expenses, dividend reinvestments and private equity revaluations.

Private Equity Investments

The value of the Fund’s private equity investments decreased during the reporting period. Zurmont Madison Private Equity LP distributed the proceeds from two portfolio company divestments to its limited partners, including the Fund. The reduction in the value of the Fund’s investment in Zurmont during the period reflects the reduction in Zurmont’s capital base as a result of those divestments, as well as the substantial reduction by Zurmont of the value of several of its remaining portfolio holdings. There was a negative revaluation at SelFrag and a negative adjustment to the valuation of the limited partnership Aravis.

Portfolio changes

During the six-month period ended June 30, 2015, there were 13 purchases and 12 sales of listed equities on a net basis. As of

THE SWISS HELVETIA FUND, INC.

June 30, 2015, there are 37 listed companies held by the Fund, 6 direct investments in privately held companies and 2 participations held in private equity limited partnerships.

New Investments by the Fund

Adecco SA

Airopack Technology Group AG

ams AG

gategroup Holding AG

Sunrise Communications Group AG

Additions to Existing Investments

Credit Suisse Group AG

Dufry AG

Feintool International Holding AG

Logitech International SA

Nestlé SA

OC Oerlikon Corp. AG

Swatch Group AG

Swiss Life Holding AG

Positions Entirely Disposed of

Sika AG

Reductions in Existing Investments

Actelion, Ltd.

Basilea Pharmaceutica AG

Bucher Industries AG

Burckhardt Compression Holding AG

Clariant AG

DKSH Holding, Ltd.

EFG International AG

Leonteq AG

Lonza Group AG

Syngenta AG

UBS Group AG

In the first half year of 2015, we added five new positions to the Fund: Airopack, Adecco, gategroup, ams AG and Sunrise.

•

Airopack is a small company with a focus on innovative packaging and dispenser solutions, including dispensing technology driven by air pressure without the need for chemical propellants. Its largest client is Procter & Gamble, which is offering under the Gillette brand products (razor gel) with the dispenser solution of Airopack.

•

Adecco is an international personnel and temporary employment company. We bought a position in Adecco in May following a change in top management. We believe that the company has been well set up by the outgoing CEO and his predecessor and is on track to reach its targets.

•

Travel and Leisure company gategroup is an independent provider of products and services for on-board passengers in trains and airplanes. Its core operation is airline catering. We had several meetings with

THE SWISS HELVETIA FUND, INC.

management and with the company’s chairman as well as with an activist shareholder. We gained confidence that the operational underperformance of the business will be addressed and therefore decided to buy a position in this stock.

•

ams AG is a technology company that supplies analog chips to manufacturers of electronic devices for medical, industrial and personal communication applications. We added a new position in ams because we believed that the market overreacted to reports that the company’s business with Apple was at risk. Even in the event of a total loss of this business (approximately 9% of sales with sub-par gross margins), the approximate 20% decrease in the company’s share price appeared excessive.

•

Sunrise Communications is a telecommunication company with operations solely in Switzerland. We believe it is a top company in a highly concentrated and attractive Swiss market with high brand loyalty. We decided to participate in the company’s IPO as we like the stable nature of the business and it was priced at a discount to Swisscom, the incumbent industry leader.

We increased the Fund’s positions in Swiss Life, Feintool and OC Oerlikon when these stocks sold off after the SNB’s decision to abandon the Swiss franc minimum exchange rate to the euro. We used the volatile market environment later in the first half of 2015 to increase our positions in Swatch and Credit Suisse and to make an additional investment in Feintool.

We reduced several positions—notably Syngenta and Clariant—whose share prices were fueled by take-over rumors. With respect to Clariant, the price increase was sparked by rumors regarding a possible take-over by Evonik, which we believed was improbable. With regards to Syngenta, the price increase was caused by Monsanto’s public announcement that it intended to acquire the company. We also used the strong performance of some of our positions, such as Lonza, Actelion, UBS and Leonteq, to take profits and to reduce several positions during the first quarter where we believe the market is underestimating the impact of the SNB’s decision regarding the Swiss franc/euro exchange rate.

During the review period we completely disposed of our position in Sika. While the stock had performed well since our acquisition, we disposed of our position after evaluating the potential impact of an ongoing legal dispute involving the company’s founding family.

THE SWISS HELVETIA FUND, INC.

Outlook

Global economic outlook

In view of the disappointing performance of the US economy in the first six months of the year, expectations for global 2015 GDP growth have been revised downwards: in our view, it appears to be more likely that first half global growth will not reach 3% for the year as a whole. In contrast, Europe, which is driven by a weak euro, lower interest rates and low energy prices, appears to be on track for expectations calling for 1.5% to 2% growth.

In Europe, quantitative easing is in full swing and planned to last well into next year. In the US, we expect that the Fed will start to increase rates cautiously sometime in the later part of the year as the signs of stronger growth become clearer. On the one hand, inflationary pressures on consumer prices, which could trigger rate increases, are minimal and much of the downward pressure on prices is due to temporary factors, such as low energy prices. On the other hand, inflation is clearly showing up in financial and real estate markets. In any event, we do not see the recent increase in longer rates as problematic for the real economy or for equity markets as rates are still at record lows by historical standards.

Swiss economic outlook

In the first quarter of 2015, Swiss earnings estimates fell about 12%, as measured in Swiss francs, due to the strength of the Swiss currency after the SNB’s decision to abandon the floor for the exchange rate against the euro. In the second quarter, Swiss earnings estimates stabilized and increased somewhat, and analysts now expect flat earnings for the SPI compared to 2014. The SPI was also almost flat in the first six months in 2015 as measured in Swiss francs (up 6.5% in US dollars). And, while the Swiss economy’s impressive growth since 2011 appears to have been put on hold during the review period, we do not believe that the overall environment has changed. That said, the aggressive expansionary monetary policy around the globe is a main driver of equity markets, and earnings, which would normally be a major driver of equity markets, do not play as significant a role in such a liquidity-driven environment.

Investment view

In brief, we continue to be positive on prospects for the equity market. We believe that liquidity injected by central banks is so significant and other asset classes, in particular bonds, are offering such low yields, that the additional money created by central banks will eventually flow into equities. Nonetheless, given what we view as an elevated level of stock prices, we are sensitive to the possibility of increased volatility or even a substantial temporary setback. As potential triggers for intermediate corrections, we still see the same risk factors that were identified throughout 2014: geopolitics, market over-reactions to central bank statements and lack of macroeconomic growth (generating a lack of earnings growth) and ill-designed or absent reforms in Europe. Stock markets have been more volatile in the

THE SWISS HELVETIA FUND, INC.

first half of 2015, which is typical for the later stages of a bull market. While this can be disconcerting to investors in general, we believe it offers opportunities to active, price-conscious investors to invest in stocks that have been unduly corrected and are still attractive from a long-term perspective.

Ultimately, we continue to believe that Swiss equities are a good investment, especially in the long term. Many Swiss companies are global leaders in their industry and we believe that Swiss companies will be able to cope successfully with a strong Swiss franc, as they have done over the last several decades.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 91.11%

Banks — 6.71%

2,000	Banque Cantonale Vaudoise	$1,240,169	0.33%
Offers consumer loans, treasury management, pension funds, investment management services, trades in commodities, advises on mergers and acquisitions and offers securities brokerage services.
	(Cost $1,083,902)

358,600	Credit Suisse Group AG1	9,861,452	2.61%
	A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $8,799,009)

261,796	EFG International AG	3,711,730	0.98%
	A global private banking group offering private banking and asset management services. (Cost $2,837,590)

496,500	UBS Group AG1	10,535,118	2.79%
	Provides retail banking, corporate and institutional banking, wealth management, asset management and investment banking. (Cost $6,510,843)

		25,348,469	6.71%

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — 6.52%

54,000	Actelion, Ltd.	$7,904,553	2.09%
	Focuses on the discovery, development and commercialization of treatments to serve critical, unmet medical needs. (Cost $2,458,061)

40,000	Basilea Pharmaceutica AG2	5,024,878	1.33%
	Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $2,929,973)

1,600,000	Evolva Holding SA2	2,807,768	0.74%
	Discovers and provides innovative, sustainable ingredients for health, nutrition and wellness. (Cost $1,272,422)

54,000	Lonza Group AG	7,216,949	1.91%
	Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. The company operates production sites in China, Europe and the United States. (Cost $5,103,212)

3,029	NovImmune SA2,3	1,708,077	0.45%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		24,662,225	6.52%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Chemicals — 3.62%

72,000	Clariant AG	$1,476,133	0.39%
	Develops, produces, markets and sells specialty chemical products for various end markets. (Cost $1,206,134)

30,000	Syngenta AG1	12,198,384	3.23%
	Produces herbicides, insecticides, fungicides, and seeds for field crops, vegetables, and flowers. (Cost $9,789,179)

		13,674,517	3.62%

Construction & Materials — 3.61%

3,375	Belimo Holding AG	8,053,341	2.13%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $7,119,603)

100,000	Implenia AG	5,590,926	1.48%
Provides construction, civil and underground engineering services. Implenia’s projects include residential and industrial buildings, tunnels, bridges and roads. The company also provides real estate and facilities management and marketing services.
	(Cost $6,306,426)

		13,644,267	3.61%

No. of Shares	Security	Fair Value	Percent of Net Assets

Financial Services — 2.63%

100,000	GAM Holding AG	$2,102,616	0.56%
	An independent, well-diversified asset management business, with a focus on the manufacturing and distribution of investment products and services. (Cost $1,678,844)

21,460	Leonteq AG	3,729,179	0.99%
	A technology and service platform with a leading position in structured investment products in Switzerland. (Cost $2,008,112)

17,000	VZ Holding AG	4,092,879	1.08%
Provides independent financial advice to private individuals and companies. The company consults on investment, tax and inheritance planning and provides advice regarding insurance products and coverage.
	(Cost $2,809,082)

		9,924,674	2.63%

Food & Beverage — 15.20%

273	Lindt & Sprungli AG1	17,083,131	4.53%
	Major manufacturer of premium Swiss chocolates. (Cost $6,930,228)

558,143	Nestlé SA1	40,313,148	10.67%
	Largest food and beverage processing company in the world. (Cost $11,614,346)

		57,396,279	15.20%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — 7.91%

46,000	Adecco SA	$3,735,916	0.99%
	Provides personnel and temporary help, and offers permanent placement services internationally for professionals and specialists in a range of occupations. (Cost $3,500,317)

28,000	Bucher Industries AG	6,968,915	1.85%
	Manufactures food processing machinery, vehicles and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $9,023,161)

25,000	Burckhardt Compression Holding AG1	9,476,485	2.50%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $7,425,952)

50,000	DKSH Holding, Ltd.	3,616,714	0.96%
	An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $3,707,106)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

25,350	Feintool International Holding AG	$2,373,469	0.63%
Manufactures integrated systems for fineblanking and forming technologies. The company produces presses and special tooling capable of manufacturing precision parts, automation systems, riveting machines and extruded plastic and metal components.
	(Cost $2,236,606)

301,000	OC Oerlikon Corp. AG	3,687,818	0.98%
Produces industrial equipment to manufacture solar energy modules, place coatings, extract processing gases, manufacture textiles, and transmit power using mechatronic driveline components.
	(Cost $3,597,167)

		29,859,317	7.91%

Insurance — 3.47%

8,581	Helvetia Holding AG	4,907,757	1.30%
	Provides a broad range of life, casualty, liability, accident and transportation insurance. (Cost $3,909,132)

35,700	Swiss Life Holding AG	8,178,664	2.17%
	Provides life insurance and institutional investment management. (Cost $8,217,923)

		13,086,421	3.47%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Medical Equipment — 4.87%

168,000	Kuros Biosurgery AG2,3	$729,849	0.19%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $2,516,639)

56,000	Sonova Holding AG	7,574,127	2.01%
	Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $8,573,645)

3,731	Spineart SA2,3	1,902,888	0.50%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,329)

68,000	Tecan Group AG	8,149,377	2.17%
	Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $6,804,220)

		18,356,241	4.87%

No. of Shares	Security	Fair Value	Percent of Net Assets

Personal & Household Goods — 4.82%

113,000	Compagnie Financiere Richemont SA1	$9,195,495	2.43%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments and men’s and women’s wear. (Cost $8,108,858)

120,000	Swatch Group AG1	9,013,964	2.39%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. The company also operates retail boutiques. (Cost $11,111,863)

		18,209,459	4.82%

Pharmaceuticals — 25.11%[4]

530,000	Novartis AG1	52,259,911	13.85%
	One of the leading manufacturers of branded and generic pharmaceutical products. (Cost $10,426,545)

151,500	Roche Holding AG1	42,472,848	11.26%
Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious, autoimmune, and for other areas including dermatology and oncology.
	(Cost $8,841,735)

		94,732,759	25.11%

See Notes to Financial Statements.

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Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Retail — 1.26%

34,125	Dufry AG2	$4,754,240	1.26%
	Operates duty-free shops in countries such as the Caribbean, France, Italy, Mexico, Russia, Singapore, the United Arab Emirates and the United States. (Cost $4,944,396)

		4,754,240	1.26%

Technology — 2.86%

121,000	Airopack Technology Group AG2	1,333,583	0.35%
Develops and patents packaging solutions. The company has developed a technology for filling liquids, powders, gases and products of average-to high viscosity (such as gels, creams or foam) into recyclable plastic packaging (PET).
	(Cost $1,256,395)

32,000	ams AG	1,400,460	0.37%
Develops and manufactures high-performance analog semiconductors. The company’s product range includes sensor interfaces, power management ICs and wireless ICs for customers in the consumer, industrial, medical, mobile communications and automotive markets.
	(Cost $1,510,004)

No. of Shares	Security	Fair Value	Percent of Net Assets

Technology — (continued)

550,000	Logitech International SA	$8,062,704	2.14%
Engages in the development and marketing of hardware and software products that enable or enhance digital navigation, music and video entertainment, gaming, social networking, and audio and video communication.
	(Cost $7,291,266)

		10,796,747	2.86%

Telecommunications — 1.53%

69,151	Sunrise Communications Group AG2	5,782,623	1.53%
Provides a broad range of telecommunications services and equipment. The company offers mobile and wired phone services, broadband internet, cable television services, mobile phones, tablet computers and related equipment.
	(Cost $5,220,152)

		5,782,623	1.53%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Travel & Leisure — 0.99%

118,200	gategroup Holding AG	$3,731,101	0.99%
Provides a wide range of services for airlines. The company specializes in catering and hospitality, provisioning and logistics, and onboard solutions to companies that serve people on the move. The company’s other customers include railroads and hotels.
	(Cost $3,847,274)

		3,731,101	0.99%

	Total Common Stocks (Cost $206,701,760)	343,959,339	91.11%

Preferred Stocks — 0.85%

Biotechnology — 0.67%

8,400	Ixodes AG, Series B2,3,5	726,703	0.19%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of lyme disease from a tick bite. (Cost $2,252,142)

3,162	NovImmune SA, Series B2,3	1,783,077	0.48%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		2,509,780	0.67%

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — 0.13%

250,447	SelFrag AG, Class A, Series C2,3	$241,188	0.07%
78,514	SelFrag AG, Class A, Series D2,3	75,611	0.02%
171,902	SelFrag AG, Class A, Series E2,3	165,547	0.04%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,932,198)

		482,346	0.13%

Medical Equipment — 0.05%

83,611	EyeSense AG, Series A Preferred[2,3]	207,562	0.05%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

		207,562	0.05%

	Total Preferred Stocks (Cost $9,253,695)	3,199,688	0.85%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2015

Security	Fair Value	Percent of Net Assets

Private Equity Limited Partnerships — 1.99%

Biotechnology — 0.56%

Aravis Biotech II - Limited Partnership[2,3,5] (Cost $2,918,672)	$2,109,008	0.56%

Diversified Industries — 1.43%

Zurmont Madison Private Equity, Limited Partnership[3,5] (Cost $8,503,107)	5,389,197	1.43%

Total Private Equity Limited Partnerships (Cost $11,421,779)	7,498,205	1.99%

	Fair Value	Percent of Net Assets

Total Investments* (Cost $227,377,234)	$354,657,232	93.95%

Other Assets Less Other Liabilities, net	22,833,240	6.05%

Net Assets	$377,490,472	100.00%

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]

Illiquid. There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland. Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures. At the end of the period, the aggregate Fair Value of these securities amounted to $15,038,707 or 3.98% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – June 24, 2015	$2,918,672
EyeSense AG – Preferred Shares A	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
Kuros Biosurgery AG – Common Shares	August 10, 2009 – August 28, 2009	2,516,639
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
NovImmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932.198
Spineart SA – Common Shares	December 22, 2010	2,623,329
Zurmont Madison Private Equity, Limited Partnership	September 13, 2007 – June 24, 2015	8,503,107

		$27,366,551

[4]

The Fund has a fundamental investment policy that prohibits it from investing 25% or more of its total assets in a particular industry. As of June 30, 2015, the Fund had more than 25% of its total assets invested in the pharmaceuticals industry as a result of the appreciation of the value of its existing investments. The Fund will not invest in any additional companies in the industry until such time that the percentage of the Fund’s total assets invested in that industry is below 25%.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (concluded)	June 30, 2015

[5]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings, as of the end of the reporting period, are as follows:

Name of Issuer	Fair Value as of 12/31/14	Gross Additions	Gross Reductions	Fair Value as of 6/30/15
Aravis Biotech II, Limited Partnership	$1,984,736	$60,803	$—	$2,109,008
Ixodes AG – Preferred Shares B	683,480	—	—	726,703
Zurmont Madison Private Equity, Limited Partnership	12,978,154	183,340	(4,722,446)	5,389,197

	$15,646,370	$244,143	$(4,722,446)	$8,224,908

*	Cost for Federal income tax purposes is $226,230,215 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$147,324,518
Gross Unrealized Depreciation	(18,897,501)

Net Unrealized Appreciation (Depreciation)	$128,427,017

PORTFOLIO HOLDINGS
% of Net Assets as of June 30, 2015
Common Stocks
Pharmaceuticals	25.11%
Food & Beverage	15.20%
Industrial Goods & Services	7.91%
Banks	6.71%
Biotechnology	6.52%
Medical Equipment	4.87%
Personal & Household Goods	4.82%
Chemicals	3.62%
Construction & Materials	3.61%
Insurance	3.47%
Technology	2.86%
Financial Services	2.63%
Telecommunications	1.53%
Retail	1.26%
Travel & Leisure	0.99%
Preferred Stocks
Biotechnology	0.67%
Industrial Goods & Services	0.13%
Medical Equipment	0.05%
Private Equity Limited Partnerships
Diversified Industries	1.43%
Biotechnology	0.56%
Other Assets Less Other Liabilities, net	6.05%

100.00%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities (Unaudited)	June 30, 2015

Assets:
Unaffiliated investments, at value (cost $213,703,313)	$346,432,324
Affiliated investments, at value (cost $13,673,921)	8,224,908

Total investments, at value (cost $227,377,234)	354,657,232

Cash	507,321
Foreign currency (cost $21,099,534)	21,850,238
Tax reclaims receivable	1,322,500
Prepaid expenses	96,348

Total assets	378,433,639

Liabilities:
Payable for securities purchased	60,858
Advisory fees payable	213,365
Directors’ fees payable	104,055
Other fees and expenses payable	564,889

Total Liabilities	943,167

Net assets	$377,490,472

Composition of Net Assets:
Paid-in capital	235,785,593
Accumulated net investment income	3,519,047
Accumulated net realized gain from investments and foreign currency transactions	10,117,329
Net unrealized appreciation on investments, foreign currency, and foreign currency translations	128,068,503

Net assets	$377,490,472

Net Asset Value Per Share:
$(377,490,472 ÷ 27,843,053 shares outstanding, $0.001 par value: 50 million shares authorized)	$13.56	(a)

(a)The

net asset value for financial reporting purposes, $13.56, differs from the net asset value reported on June 30, 2015, $13.62, due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations (Unaudited)	For the Six Months Ended June 30, 2015

Investment Income:
Dividends (less foreign tax withheld of $933,299)	$6,483,163

Total income	6,483,163

Expenses:
Investment advisory fees (Note 2)	1,230,797
Administration fees	138,084
Directors’ fees and expenses	354,466
Professional fees (Note 3)	430,444
Insurance fees	63,478
Printing and shareholder reports	55,796
Accounting fees	53,102
Delaware franchise tax fees	45,000
Custody fees	36,924
Transfer agency fees	20,703
Miscellaneous expenses	48,898

Total expenses	2,477,692

Net investment income	4,005,471

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investments sold	3,959,012
Foreign currency transactions	155,360
Net change in unrealized appreciation (depreciation) from:
Investments	14,351,951
Foreign currency and foreign currency translations	854,724

Net Realized and Unrealized Gain on Investments and Foreign Currency	19,321,047

Net Increase in Net Assets from Operations	$23,326,518

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statements of Changes in Net Assets

For the Six Months Ended June 30, 2015[1]	For the Year Ended December 31, 2014

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$4,005,471	$2,226,309
Net realized gain (loss) from:
Investments sold	3,959,012	67,131,022
Foreign currency transactions	155,360	(3,861,222)
Net change in unrealized appreciation (depreciation) from:
Investments	14,351,951	(74,436,491)
Foreign currency and foreign currency translations	854,724	(693,845)

Net increase (decrease) in net assets from operations	23,326,518	(9,634,227)

Distributions to Stockholders from:
Net investment income and net realized gain from foreign currency transactions	—	(1,062,296)
Net realized capital gain	—	(62,263,544)

Total distributions to stockholders	—	(63,325,840)

Capital Share Transactions:
Value of shares issued in reinvestment of dividends and distributions	13,707,063	9,900,158
Value of shares repurchased through stock buyback	—	—
Value of shares repurchased through tender offer (Note 7)	—	(68,371,636)

Total increase (decrease) from capital share transactions	13,707,063	(58,471,478)

Total increase (decrease) in net assets	37,033,581	(131,431,545)

Net Assets:
Beginning of period	340,456,891	471,888,436

End of period (including accumulated net investment income of $3,519,047 and $(486,424), respectively)	$377,490,472	$340,456,891

[1]	Unaudited.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Six Months Ended June 30, 2015[1]	For the Years Ended December 31,
		2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at the beginning of the period	$12.78	$15.46	$12.99	$11.54	$15.42	$13.39

Income from Investment Operations:
Net investment income[2]	0.14	0.08	0.08	0.16	0.17	0.09
Net realized and unrealized gain (loss) on investments[3]	0.64	(0.40)	3.45	1.42	(2.04)	2.31

Total from investment activities	0.78	(0.32)	3.53	1.58	(1.87)	2.40

Gain from capital share repurchases	—	—	0.03	—	0.02	0.12
Gain from tender offer	—	0.05	—	—	0.02	—
Capital change resulting from the issuance of fund shares	—	(0.03)	—	(0.06)	(0.07)	—

Less Distributions:
Dividends from net investment income and net realized gains from foreign currency transactions	—	(0.04)	(0.07)	(0.06)	(0.18)	(0.23)
Distributions from net realized capital gains	—	(2.34)	(1.02)	(0.01)	(1.80)	(0.26)

Total distributions	—	(2.38)	(1.09)	(0.07)	(1.98)	(0.49)

Net asset value at end of period	$13.56 [4]	$12.78 [5]	$15.46 [6]	$12.99	$11.54	$15.42

Market value per share at the end of period	$11.70	$11.14	$13.95	$11.29	$9.95	$13.54

Total Investment Return:[7,8]
Based on market value per share	5.03%	(3.66)%	33.10%	14.17%	(13.03)%	20.79%
Based on net asset value per share	6.10%[4]	(0.27)%[5]	28.18%[6]	13.26%	(11.43)%	19.38%
Ratios to Average Net Assets:[9]
Net expenses	1.33%	1.41%	1.30%	1.44%	1.32%	1.34%
Gross expenses	1.33%	1.41%	1.30%	1.44%	1.33%[9]	1.38%[10]
Net investment income	2.15%	0.52%	0.57%	1.32%	1.19%	0.66%
Supplemental Data:
Net assets at end of period (000’s)	$377,490	$340,457	$471,888	$402,280	$343,864	$467,309
Average net assets during the period (000’s)	$376,139	$426,661	$456,196	$376,713	$439,369	$424,627
Portfolio turnover rate[8]	14%	48%	45%	61%	55%	61%

[1]	Unaudited.
[2]	Calculated using the average shares method.
[3]	Includes net realized and unrealized currency gain and losses.
[4]

The net asset value (“NAV”) for financial reporting purposes, $13.56, differs from the NAV reported on June 30, 2015, $13.62, due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[5]

The NAV for financial reporting purposes, $12.78, differs from the NAV reported on December 31, 2014, $12.82, due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[6]

The NAV for financial reporting purposes, $15.46, differs from the NAV reported on December 31, 2013, $15.39, due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[7]	Total investment return based on market value differs from total investment return based on net assets value due to changes in relationship between Fund’s market price and its NAV per share.
[8]	Not annualized for periods less than one year.
[9]	Annualized for periods less than one year.
[10]	Reflects the expense ratio excluding any waivers and/or expense reimbursements.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, including Eurex-listed options, if any, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely-accepted model.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $15,038,707, or 3.98% of the Fund’s net assets at June 30, 2015, and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2015:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$339,618,525	$—	$4,340,814	$343,959,339
Preferred Stock*	—	—	3,199,688	3,199,688
Private Equity Limited Partnerships	—	—	7,498,205	7,498,205

Total Investments in Securities	$339,618,525	$—	$15,038,707	$354,657,232

*	Please see the Schedule of Investments for industry classifications.

Level 3 securities, which are listed in Note 3 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies and private equity limited partnerships that invest in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

The Fund values its Level 3 investments in the two private equity limited partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

partners and comparisons of previously-obtained estimates to the partnerships’ audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity limited partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at June 30, 2015	Valuation Technique	Unobservable inputs	Range[1]
Privately-held companies
Biotechnology
NovImmune SA—Common Shares	$1,708,077	Market approach	Recent round of financing	N/A
NovImmune SA—Preferred Shares	1,783,077	Market approach	Recent round of financing	N/A
Ixodes AG—Preferred Shares	726,703	Discounted cash flow	Discount rate	14%-16%
			Probability of success rate on research and development	40%-60%
Industrial Goods & Services
SelFrag AG, Class A, Series C—Preferred Shares	241,188	Market approach	Recent round of financing	N/A
SelFrag AG, Class A, Series D—Preferred Shares	75,611	Market approach	Recent round of financing	N/A
SelFrag AG, Class A, Series E—Preferred Shares	165,547	Market approach	Recent round of financing	N/A
Medical Equipment
Kuros Biosurgery AG—Common Shares	729,849	Market approach	Proposed round of financing	N/A
EyeSense AG—Preferred Shares	207,562	Market approach	Recent round of financing	N/A
Spineart SA—Common Shares	1,902,888	Market approach	2014 peer group revenue multiples	3.0x-4.0x

Private Equity Limited Partnerships
Biotechnology
Aravis Biotech II—Limited Partnership	2,109,008	NAV as a practical expedient	N/A	N/A
Diversified Industries
Zurmont Madison Private Equity, Limited Partnership	5,389,197	NAV as a practical expedient	N/A	N/A
Total	$15,038,707

[1]

Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the probability of success rate on research and development is accompanied by a directionally similar change in fair value. Conversely, a change in the discount rate is accompanied by a directionally opposite change in fair value.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The Fund’s policy is to disclose transfers between Levels based on their market prices at the reporting period end. There were no transfers between Levels for the six months ended June 30, 2015.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity Limited Partnerships	Total
Balance as of December 31, 2014	$4,082,631	$3,084,987	$14,962,890	$22,130,508
Change in Unrealized Appreciation/Depreciation*	258,183	114,701	(2,986,382)	(2,613,498)
Net Realized Gain (Loss)	—	—	—	—
Gross Purchases**	—	—	244,143	244,143
Gross Sales**	—	—	(4,722,446)	(4,722,446)

Balance as of June 30, 2015	$4,340,814	$3,199,688	$7,498,205	$15,038,707

*	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on June 30, 2015.
**	For private equity limited partnership investments, represents contributions of capital or return of capital distributions received.

C. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

Distributions received from securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment and/or as a realized gain.

D. Distributions

The Fund pays dividends at least annually to the extent it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent that they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on the ex-dividend date.

E. Federal Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files federal tax returns which remain open for examination generally for the current year and the three prior years. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

F. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

G. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Fees and Transactions with Affiliates

Schroder Investment Management North America Inc. (“SIMNA”) and its affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd” and together with SIMNA, “Schroders”), serve as the Fund’s investment adviser and investment sub-adviser, respectively. The Fund pays SIMNA an annual advisory fee of 0.70% of the Fund’s average month-end net assets up to $250 million, 0.60% of such assets in excess of $250 million and up to $350 million, 0.55% of such assets in excess of $350 million and up to $450 million, 0.50% of such assets in excess of $450 million and up to $550 million, and 0.45% of such assets in excess of $550 million. As compensation for its investment sub-advisory services, SIMNA Ltd receives 40% of the advisory fee paid by the Fund to SIMNA.

Prior to July 1, 2014, Hottinger Capital Corp. (“HCC”) served as the Fund’s investment adviser. Under that agreement, the Fund paid HCC an annual advisory fee based on its month-end assets which accrued daily and was calculated and paid monthly at the

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of the next $200 million and 0.45% of such assets in excess of $800 million.

The Fund pays each Director who is not an “interested person” (as such term is defined in the Act) of the Fund or Schroders (“Non-Interested Directors”), $40,821 annually in compensation, except for the Chairman of the Board to whom the Fund pays an annual fee of $54,467 and for the Chairs of the Audit, the Pricing and the Governance/Nominating Committees to each of whom the Fund pays an annual fee of $46,700. In addition, the Fund pays each Non-Interested Director $1,300 for each Board meeting attended and pays each Non-Interested Director who is a member of a Committee a fee of $750 for each Committee meeting attended. Committee meeting fees are paid for only those meetings held separately from other meetings. The Board or a Committee may establish ad hoc committees or subcommittees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value determined to be added to the Fund.

Note 3—Other Service Providers

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”) provides certain administration and portfolio accounting services to the Fund, American Stock Transfer & Trust Company is the Fund’s transfer agent, and Citibank, N.A. serves as the Fund’s custodian. The Fund pays these service providers’ fees, which are accrued daily and paid monthly.

In addition to its other service provider fees, the Fund incurs certain professional fees, including fees of its outside legal counsel and legal counsel to the Fund’s Non-Interested Directors as well as fees of its independent registered public accounting firm. Those fees vary depending on the nature of the Fund’s activities each year.

Note 4—Capital Share Transactions

The Fund is authorized to issue up to 50 million shares of capital stock. Transactions in capital shares were as follows:

	For the Six Months Ended June 30, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Dividends Reinvested	1,195,037	$13,707,063	697,628	$9,900,158
Repurchased from Buyback	—	—	—	—
Repurchased from Tender Offer	—	—	(4,579,480)	(68,371,636)

Net Increase (Decrease)	1,195,037	$13,707,063	(3,881,852)	$(58,471,478)

Note 5—Federal Income Tax and Investment Transactions

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund’s fiscal year-end.

The tax character of distributions paid during 2014 was as follows:

Ordinary Income	$4,833,445
Short-Term Capital Gains	—
Long-Term Capital Gains	58,492,395

Total	$63,325,840

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

Under current tax law, capital losses and specified ordinary losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had $3,538,273 of deferred post-October 2014 capital and currency losses which will be treated as arising on the first business day following the fiscal year ended December 31, 2014.

Capital loss carryovers retain their character as either long-term capital losses or short-term capital losses and are applied as a new loss on the first day of the immediately succeeding tax year. At December 31, 2014, the Fund had no capital loss carryovers.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$2,105,207
Undistributed Long-Term Capital Gains	5,704,344
Qualified Late-Year Losses	(3,538,273)
Unrealized Appreciation	114,107,086

Total	$118,378,361

The differences between book basis and tax basis distributable earnings are primarily attributable to tax deferral of wash sales and investments in partnerships.

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended June 30, 2015 were $24,043,885 and $15,230,192, respectively.

Note 6—Stock Repurchase Program

Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999. The Board has authorized a stock repurchase program permitting such purchases by the Fund in each subsequent year, except for 2014. The principal purpose of the stock repurchase program has been to enhance stockholder value by increasing the Fund’s NAV per share without adversely affecting the Fund’s expense ratio.

On March 17, 2015, the Fund announced a stock repurchase program effective for 2015. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 500,000 shares.

The Fund intends to repurchase shares of its common stock, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the ability of the Fund to raise cash to repurchase shares of the Fund’s common stock in a tax-efficient manner.

Note 7—Tender Offer

On December 3, 2013, the Fund announced a one-time tender offer program (the “Program”), which was approved by the Fund’s Board. Commencing on January 10, 2014, the Fund conducted a tender offer (the “Offer”) to its stockholders in accordance with the Program. Pursuant to the Offer, the Fund offered to purchase up to 15% of its issued and outstanding shares of common stock at a price equal to 95% of its NAV per share, as determined by the Fund on February 12, 2014. The Offer terminated on February 11, 2014.

Approximately 19,260,691 shares of the Fund’s common stock, or approximately 63% of the Fund’s issued and outstanding common stock, were tendered in the Offer. As a result, the Offer was oversubscribed and, pursuant to the terms of the Offer, not all of the shares that were tendered were accepted for payment by the Fund. Under the final proration calculation, approximately 23.8%

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (concluded)

of the Fund’s shares that were tendered were accepted for payment. The Fund repurchased and retired 4,579,480 shares at a price of $14.93 per share, resulting in an aggregate repurchase price of $68,371,636. This difference between the Fund’s NAV and the repurchase price resulted in a gain to the Fund of $1,511,228, or a $0.05 increase to the Fund’s NAV per share.

Note 8—Capital Commitments

As of June 30, 2015, the Fund maintains illiquid investments in two private equity limited partnerships. These investments appear in the Fund’s Schedule of Investments. The Fund’s capital commitments for these partnerships are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*		Fair Value as of June 30, 2015
Private Equity Limited Partnerships—International (a)
Aravis Biotech II, Limited Partnership	$3,477,423	$340,440		$2,109,008
Zurmont Madison Private Equity, Limited Partnership	14,979,670	4,790,114	(b)	5,389,197

*	The original capital commitment represents 3,250,000 and 14,000,000 Swiss francs for Aravis Biotech II, LP and Zurmont Madison Private Equity LP, respectively. The unfunded commitment represents 318,175 and 4,476,841 Swiss francs, respectively. The Swiss franc (CHF)/U.S. dollar exchange rate as of June 30, 2015 was used for conversion and equals 0.9346.

(a)	This category consists of two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two limited partnerships. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of the limited
(b)	Although the Fund’s unfunded commitment amount generally cannot be used to fund new investments, the Fund may be required to make payments to the partnership up to the amount of the Fund’s unfunded commitment for purposes of, among other things, meeting ongoing partnership expenses and obligations, the general partner’s profit share, and other costs related to the partnership’s portfolio investments, and, to a limited extent, to make certain follow-on investments.

Note 9—Subsequent Events

Management has evaluated subsequent events through the date financial statements were issued. Based on the evaluation, no additional disclosures or adjustments were required to the financial statements as of June 30, 2015, except as follows: On June 25, 2015, the Fund announced the declaration of a net investment income distribution in the amount of $0.001 per share, a short-term capital gain distribution in the amount of $0.066 per share, and a long-term capital gain distribution in the amount of $0.205 per share. The distributions were paid on July 31, 2015, in the form of stock, with an option to take cash, to stockholders of record on July 6, 2015. The Fund’s shares traded “ex-dividend” on July 1, 2015.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Results of Annual Meeting of Stockholders

As of April 28, 2015, the record date for the Fund’s 2015 Annual Meeting of Stockholders held on June 25, 2015 (the “Meeting”), there were 27,843,053 shares of the Fund’s common stock eligible to vote. At the Meeting, a quorum was present in person or by proxy and the Fund’s shares were voted on the Proposals presented to the Fund’s stockholders as follows:

1. To elect two Class II Directors to serve for a three year term until the 2018 Annual Meeting of Stockholders:

	For	Withhold Authority	Approval (%)
Brian A. Berris	21,241,377	3,429,465	86.10%
David R. Bock	21,201,150	3,469,692	85.94%

2. To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Fund’s independent registered accounting firm for the year ending December 31, 2015:

For	Against	Abstain	Approval (%)
24,105,413	327,288	238,137	97.71%

3. To approve a stockholder proposal asking the Board of Directors to take steps necessary to declassify itself, as outlined in the Fund’s proxy materials:

For	Against	Abstain	Approval (%)
11,028,200	6,322,394	316,312	62.42%

Approval percentages are based on the total number of votes cast on a particular Proposal and not on the total number of shares present at the Meeting or the total number of shares of the Fund outstanding. If they were, the approval percentages would be lower, as not all shares eligible to vote on each Proposal did so.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown on the following page. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

asset value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

The stock portion of any dividends or distributions you receive is not subject to the Plan. When the Fund declares dividends or distributions payable either in (i) stock or (ii) stock or cash at the election of the stockholder, you will receive newly issued shares of the Fund (unless you elect to receive your dividend or distribution in cash) on terms and conditions that are otherwise identical to those of the Plan.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

FACTS	WHAT DOES SCHRODERS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■   Social Security number and income

■   account balances and account transactions

■   assets and investment experience

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Schroders chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Schroders share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	For inquiries, call (800) 730-2932 or email swzintermediary@schroders.com

Who we are
Who is providing this notice?	■ Schroder Investment Management North America Inc. ■ The Swiss Helvetia Fund, Inc.

What we do
How does Schroders protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to personal information is limited to employees who need it to perform their jobs. Our policies restrict employee use of customer information; requiring it be held in strict confidence.

How does Schroders collect my personal information?

We collect your personal information, for example, when you

■   open an account and provide account information

■   give us your contact information

■   show your driver’s license or government issued ID

■   enter into an investment advisory contract

■   make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes—information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■   Our affiliates include companies with the Schroder name; financial companies such as Schroder Investment Management North America Limited and Schroder Investment Management Limited; and others, such as the parent, holding company, Schroders plc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■   Nonaffiliates we share with can include companies that help us maintain, process or service your transactions or account(s) or financial products, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services, or that assist us in marketing.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Schroders doesn’t jointly market.

THE SWISS HELVETIA FUND, INC.

Independent Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

Brian A. Berris[1]

Director

David R. Bock[2]

Director

Jean-Marc Boillat[2]

Director

Richard A. Brealey[2,3]

Director

Claus Helbig[4]

Director

R. Clark Hooper[2]

Director

Mark A. Hemenetz

President

Principal Executive Officer

Alan M. Mandel

Treasurer

Principal Financial Officer

Stephen M. DeTore

Chief Compliance Officer

Carin F. Muhlbaum

Vice President

William P. Sauer

Vice President

Abby L. Ingber

Chief Legal Officer

Secretary

David Marshall

Assistant Treasurer

Scott Rhodes

Assistant Treasurer

Heather Melito-Dezan

Assistant Secretary

Angel Lanier

Assistant Secretary

[1] Audit Committee Chair [2] Audit Committee Member [3] Pricing Committee Chair	[4] Governance/Nominating Committee Chair

Investment Adviser

Schroder Investment Management North America Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

(800) 730-2932

Investment Sub-adviser

Schroder Investment Management North America Ltd.

31 Gresham Street

London, EC2V 7QA

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

(888) 556-0425

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

The Investment Adviser

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America Inc. (“SIMNA Inc.”)

SIMNA Inc. is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to a broad range of clients including Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust, investment companies registered with the SEC. SIMNA Inc. is part of a global asset management firm with approximately $487 billion in assets under management as of June 30, 2015.

Executive Offices

The Swiss Helvetia Fund, Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

(800) 730-2932

For inquiries and reports:

(800) 730-2932

email: swzintermediary@schroders.com

Website Address

www.swzfund.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Executive Offices

875 Third Avenue, 22nd Floor

New York, NY 10022

(800) 730-2932

www.swzfund.com

SWZ SAR 6-30-15 Quarterly Report

A SWISS INVESTMENTS FUND

WWW.SWZFUND.COM

SEMIANNUAL REPORT

For the Six Months Ended

June 30, 2015

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable for semi-annual report.

Item 6.	Investments.

(a)	Included as a part of the report to shareholders filed under Item 1.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

On March 17, 2015, the Fund announced a stock repurchase program effective for 2015. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 500,000 shares. The principal purpose of the Fund’s stock repurchase program is to enhance stockholder value by increasing the Fund’s net asset value per share without creating a meaningful adverse effect on the Fund’s expense ratio. The Fund intends to repurchase shares of its common stock at such times and in such amounts as is deemed advisable. The table below summarizes the activity for the six months ended June 30, 2015.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
01/01/15-01/31/15	—	—	—	—
02/01/15-02/28/15	—	—	—	—
03/01/15-03/31/15	—	—	—	500,000
04/01/15-04/30/15	—	—	—	500,000
05/01/15-05/31/15	—	—	—	500,000
06/01/15-06/30/15	—	—	—	500,000

Total	—	—	—	500,000

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to procedures by which shareholders may recommend nominees to the board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the period from April 1, 2015 through June 30, 2015 that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (Exhibit filed herewith).

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Swiss Helvetia Fund, Inc.

By (Signature and Title)	/s/ Mark A. Hemenetz
Mark A. Hemenetz, Principal Executive Officer

Date September 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Mark A. Hemenetz
Mark A Hemenetz, Principal Executive Officer

Date September 2, 2015

By (Signature and Title)	/s/ Alan M. Mandel
Alan M. Mandel, Treasurer and Principal Financial Officer

Date September 2, 2015